UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2026
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FATHOM HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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North Carolina
(State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)
2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code 888-455-6040
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 22, 2026, Fathom Holdings Inc. (the “Company”) received a notification letter from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Form 10-Q”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports with the Securities and Exchange Commission (the “Filing Requirement”).
In accordance with Nasdaq’s listing rules, the Company has 60 calendar days from the date of the notification letter, or until July 21, 2026, to submit a plan to regain compliance with the Filing Requirement. If Nasdaq accepts the Company’s plan, Nasdaq may grant an exception of up to 180 calendar days from the Form 10-Q’s due date, or until November 11, 2026, to regain compliance. Any subsequent periodic filing due within the exception period must also be filed by the end of such period. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel pursuant to the procedures set forth in Nasdaq Listing Rule 5815(a).
The notification letter has no immediate effect on the listing or trading of the Company’s common stock, and the Company’s common stock will continue to be listed on the Nasdaq Capital Market under the symbol “FTHM.” The Company intends to file the Form 10-Q as promptly as possible to regain compliance with the Filing Requirement. If the Company is unable to file the Form 10-Q by July 21, 2026, it intends to submit a plan of compliance to Nasdaq. There can be no assurance that the Company’s plan will be accepted by Nasdaq or that the Company will regain compliance with the Filing Requirement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release, dated May 29, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: May 29, 2026	/s/ Marco Fregenal
Marco Fregenal
President and Chief Executive Officer